SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 30, 2004

UNITED STATES LIME & MINERALS, INC.

(Exact Name of Registrant as Specified in Charter)

TEXAS (State or other jurisdiction of incorporation or organization)	0-4197 (Commission File Number)	75-0789226 (I.R.S. Employer Identification No.)

13800 MONTFORT DRIVE, SUITE 330, DALLAS, TEXAS (Address of principal executive offices)	75240 (Zip Code)

(972) 991-8400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
SIGNATURES
EX-99.1 News Release

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

Exhibit
Number	Exhibit

99.1	News Release of United States Lime & Minerals, Inc. dated January 30, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On January 30, 2004, United States Lime & Minerals, Inc. issued a News Release announcing the financial results for the quarter and year ended December 31, 2003. A copy of the News Release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, United States Lime & Minerals, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 2, 2004	UNITED STATES LIME & MINERALS, INC.

	By:	/s/ M. Michael Owens

M. Michael Owens, Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit

99.1	News Release of United States Lime & Minerals, Inc. dated January 30, 2004

3